                                                             [AMERUS GROUP LOGO]

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                       For more information, contact:
                                            Marty Ketelaar, Director,
                                            Investor Relations
                                            (515) 362-3693


                   AMERUS GROUP REPORTS RECORD FOURTH QUARTER
         OPERATING INCOME OF $33.2 MILLION; $114.0 MILLION FOR FULL YEAR

         DES MOINES, Iowa (February 5, 2002)--AmerUs Group Co. (NYSE: AMH) today announced fourth quarter adjusted net operating income of $33.2 million, or $0.79 per diluted share, compared with $22.1 million, or $0.73 per diluted share, in the fourth quarter of 2000. Adjusted net operating income for 2001 was $114.0 million, or $3.05 per diluted share, compared with $62.3 million, or $2.96 per diluted share, a year ago. Adjusted net operating income excludes items such as net non-core realized capital gains and losses, restructuring charges, extraordinary losses and the cumulative effect of accounting changes.

         "These results demonstrate that our focus on core businesses is working," said Roger K. Brooks, chairman, president and chief executive officer of AmerUs Group. "In 2002, we will continue to execute our strategy of expanding distribution, growing assets, improving margins and reducing expenses."

NET INCOME

         Net income from continuing operations was $19.1 million, or $0.45 per diluted share, compared with $18.0 million, or $0.59 per diluted share, for the fourth quarter of

2000. Year-to-date net income from continuing operations was $79.3 million, or $2.12 per diluted share, compared with $51.1 million, or $2.43 per diluted share, a year ago.

STRONG ANNUITY SALES

         Annuity sales for the fourth quarter increased 28 percent to $562 million, compared with $439 million for the fourth quarter of 2000. Year-to-date, annuity sales increased $481 million or 32 percent to $1,962 million, compared to $1,482 million in 2000. "AmerUs Annuity Group had another strong year, surpassing their goal of $1.8 billion in annuity production," said Brooks. "We anticipate sales of asset accumulation products to be in the $1.8 - $2.0 billion range in 2002."

EXCELLENT LIFE SALES RESULTS

         During the fourth quarter, fixed life sales increased more than 185 percent to $32.5 million, compared to $11.4 million in the fourth quarter of 2000. For the year, fixed life sales increased nearly 106 percent to $81.3 million, compared to $39.5 million a year ago. "These are truly outstanding sales results and give further evidence of the success of the Indianapolis Life acquisition," said Brooks. "These results demonstrate that we are a dramatically different company than we were a year ago."

NET INVESTMENT INCOME

         Net investment income was $253.0 million for the fourth quarter of 2001 compared with $180.1 million for the same period in 2000. The increase was primarily attributable to the acquisition of Indianapolis Life and higher invested assets. Net investment income in 2001 was $873.2 million compared to $699.5 million in 2000. The portfolio yield during the fourth quarter was 6.61 percent, compared with 7.34 percent in the fourth quarter of 2000. For the year, the portfolio yield was 6.72 percent, compared with 7.10 percent in

2000. The lower yields were primarily due to the acquisition of Indianapolis Life, which holds a significant amount of convertible securities.

CORPORATE ACTIONS

         During the fourth quarter, the company repurchased 176,200 shares of its common stock at an average price of $34.27 per share. AmerUs Group currently has board authorization to repurchase approximately 1.6 million additional shares.

CONFERENCE CALL, AUDIO REPLAY AND ADDITIONAL FINANCIAL INFORMATION

         Interested parties may listen to a conference call with AmerUs Group's management discussing fourth quarter 2001 results by calling 800-937-6563 (international 801-983-4013) at 10:30 a.m. EST on February 6, 2002. An audio replay of AmerUs Group's call will be available at 1 p.m. EST, February 6, 2002, through February 28, 2002. The replay can be accessed by dialing 800-839-0860 (international: 402-220-1490), PIN 1313.

         More detailed financial information, including operating segment income, investment composition, operating expenses and product distribution by channel, can be found in AmerUs Group's Financial Supplement, which is available by accessing the company's web site at www.amerus.com or by contacting the company's investor relations department.

         AmerUs Group Co. is an Iowa corporation located in Des Moines, Iowa, engaged through its subsidiaries in the business of marketing and underwriting individual life insurance and annuity products in 50 states, the District of Columbia and the U.S. Virgin Islands. Its subsidiaries include: AmerUs Life Insurance Company, American Investors Life Insurance Company, Inc., Bankers Life Insurance Company of New York, Delta Life and Annuity Company, Financial Benefit Life Insurance Company, IL Annuity and Insurance Company, Indianapolis Life Insurance Company and Western Security Life Insurance Company.

         As of December 31, 2001, AmerUs Group's total assets were $18.3 billion and shareholders' equity totaled $1,236.2 million, including accumulated other comprehensive income.
                                     - 30 -

            (Quarterly Financial Results Included With Wire Release)

CERTAIN STATEMENTS MADE BY THE COMPANY WHICH ARE NOT HISTORICAL FACTS MAY BE CONSIDERED FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS AS TO SALES TARGETS, SALES AND EARNINGS TRENDS, MANAGEMENT'S BELIEFS, EXPECTATIONS, GOALS AND OPINIONS, WHICH ARE BASED UPON A NUMBER OF ASSUMPTIONS CONCERNING FUTURE CONDITIONS THAT ULTIMATELY MAY PROVE TO BE INACCURATE. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND MAY BE AFFECTED BY VARIOUS FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. FOR FURTHER INFORMATION WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE COMPANY'S EXPECTATIONS AS WELL AS OTHER FACTORS WHICH COULD AFFECT THE COMPANY'S FINANCIAL STATEMENTS, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                AMERUS GROUP CO.
                          ADJUSTED NET OPERATING INCOME
                       ($ in thousands, except share data)
                                   (Unaudited)

Adjusted net operating income reflects net income adjusted to eliminate certain items, such as non-core realized gains and losses, restructuring costs and discontinued operations. Adjusted net operating income shown below does not constitute our net income computed in accordance with GAAP.


                                               For The Three Months Ended              For The Year Ended
                                                       December 31,                        December 31,
                                                  2001             2000               2001             2000
                                             ------------------------------      ------------------------------
Net Income                                   $     19,534      $     18,039      $     72,907      $     51,840

Net non-core realized (gains) losses (A)           10,896             4,868            25,475             5,153

Net amortization of deferred policy
    acquisition costs due to non-core
    realized gains or losses (B)                    2,311            (1,597)           (3,613)           (4,028)

Net effect of accounting differences
    from the adoption of SFAS 133 (C)                (878)              -               6,417               -

Demutualization costs (D)                             518               828               969            10,063

Restructuring costs (E)                             1,287               -               5,476               -

Discontinued operations (F)                          (446)              (62)           (1,820)             (717)

Cumulative effect of change in
    accounting for derivatives (G)                    -                 -               8,236               -
                                             ------------------------------      ------------------------------
Adjusted Net Operating Income                $     33,222      $     22,076      $    114,047      $     62,311
                                             ==============================      ==============================

Adjusted Net Operating Income
    per common share (H):
          Basic                              $       0.80      $       0.74      $       3.09      $       2.98
                                             ==============================      ==============================
          Diluted                            $       0.79      $       0.73      $       3.05      $       2.96
                                             ==============================      ==============================

 Weighted average common
    shares outstanding (H):
          Basic                                41,741,649        29,933,019        36,949,198        20,922,371
                                             ==============================      ==============================
          Diluted                              42,288,468        30,239,946        37,453,428        21,035,518
                                             ==============================      ==============================

(A) Represents total realized gains or losses on investments less core realized gains or losses (defined as gains or losses on the convertible preferred stock and bond portfolio) adjusted for income taxes and minority interest on such amounts. Non-core realized gains or losses may vary widely between periods. Such amounts are determined by management's timing of individual transactions and do not necessarily correspond to the underlying operating trends.

(B) Represents amortization of deferred policy acquisition costs on the non-core realized gains or losses that are included in our product margins, adjusted for income taxes and minority interest on such amounts.

(C)  Represents the net effect of Statement of Financial Accounting Standard
     (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," related accounting entries, adjusted for income taxes. The accounting entries consist of market value adjustments on trading securities, derivatives, certain annuity contracts, and the associated change in amortization of deferred acquisition costs resulting from such adjustments.

(D) For the 2001 periods presented, represents costs directly related to ILICO's demutualization. For the 2000 periods presented, represents costs directly related to our demutualization and merger with ALHI, adjusted for minority interest on such amounts. The costs consist primarily of legal, actuarial and consulting expenses.

(E) Represents costs of restructuring our life insurance and annuity operations to eliminate duplicative functions, adjusted for income taxes. The costs consist primarily of severance and termination benefits.

(F)  Represents the net income (loss) from our discontinued operations.

(G) Represents the cumulative effect of change in accounting for derivatives, net of income taxes, as of January 1, 2001, resulting from the Company's adoption of SFAS No. 133. This statement is effective for fiscal years beginning after June 15, 2000.

(H) Our predecessor, AMHC, was originally formed in 1996 as a mutual holding company and, therefore, had no shares of common stock outstanding until the demutualization of our group on September 20, 2000. On September 20, 2000, we distributed 17.4 million shares of our common stock to our former members and exchanged our common stock for the 12.9 million shares of common stock held by the public in ALHI, our former subsidiary and another of our predecessor entities, on a one-for-one basis. Our operating income primarily reflects the operating income of ALHI. Therefore, adjusted net operating income per share was calculated based on the number of shares of stock of ALHI owned from January 1, 1996 through September 20, 2000. Since then, adjusted net operating income per share has been calculated based on the shares of our common shares actually outstanding.

                                AMERUS GROUP CO.
                        CONSOLIDATED STATEMENTS OF INCOME
                       ($ in thousands, except share data)

                                                                For The Three Months Ended             For The Year Ended
                                                                       December 31,                       December 31,
                                                                  2001             2000              2001              2000
                                                              -----------------------------      ------------------------------
                                                               (unaudited)                        (unaudited)
Revenues:
     Insurance premiums                                       $     92,249     $     70,089      $    313,650      $    274,207
     Universal life and annuity product charges                     39,535           24,997           146,055            99,940
     Net investment income                                         253,010          180,101           873,174           699,525
     Realized/unrealized gains (losses) on investments               6,680          (17,423)          (90,629)          (28,975)
     Other income                                                   11,460           11,903            45,204            34,575
                                                              -----------------------------      ------------------------------

                                                                   402,934          269,667         1,287,454         1,079,272
                                                              -----------------------------      ------------------------------

Benefits and expenses:
     Policyowner benefits                                          255,056          162,428           760,748           632,413
     Underwriting, acquisition and other expenses                   33,216           31,647           140,471           123,467
     Demutualization costs                                             518              828               969            11,265
     Restructuring costs                                             2,039              -               8,566               -
     Amortization of deferred policy acquisition costs
        and value of business acquired                              46,387           25,622           132,899            92,750
     Dividends to policyowners                                      30,529           18,112            98,945            74,338
                                                              -----------------------------      ------------------------------

                                                                   367,745          238,637         1,142,598           934,233
                                                              -----------------------------      ------------------------------

Income from continuing operations                                   35,189           31,030           144,856           145,039

Interest expense                                                     5,295            7,293            26,011            29,723
                                                              -----------------------------      ------------------------------

Income before income tax expense and minority interest              29,894           23,737           118,845           115,316

Income tax expense                                                  10,806            5,760            39,522            42,516
Minority interest                                                      -                -                 -              21,677
                                                              -----------------------------      ------------------------------

Net income from continuing operations                               19,088           17,977            79,323            51,123

Discontinued operations (net of tax):
     Income (loss) from discontinued operations                        446               62             1,820               717
                                                              -----------------------------      ------------------------------

Net income before cumulative effect of change in
     accounting for derivatives                                     19,534           18,039            81,143            51,840

Cumulative effect of change in accounting for
     derivatives, net of tax                                           -                -              (8,236)              -
                                                              -----------------------------      ------------------------------

Net income                                                    $     19,534     $     18,039      $     72,907      $     51,840
                                                              =============================      ==============================


Net income from continuing operations per common share:
     Basic                                                    $       0.46     $       0.60      $       2.15      $       2.44
                                                              =============================      ==============================
     Diluted                                                  $       0.45     $       0.59      $       2.12      $       2.43
                                                              =============================      ==============================

Net income from discontinued operations per common share:
     Basic                                                    $       0.01     $        -        $       0.05      $       0.03
                                                              =============================      ==============================
     Diluted                                                  $       0.01     $        -        $       0.05      $       0.03
                                                              =============================      ==============================

Net income per common share:
     Basic                                                    $       0.47     $       0.60      $       1.97      $       2.48
                                                              =============================      ==============================
     Diluted                                                  $       0.46     $       0.60      $       1.95      $       2.46
                                                              =============================      ==============================

Weighted average common shares outstanding:
     Basic                                                      41,741,649       29,933,019        36,949,198        20,922,371
                                                              =============================      ==============================
     Diluted                                                    42,288,468       30,239,946        37,453,428        21,035,518
                                                              =============================      ==============================

                                AMERUS GROUP CO.
                           CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)


                                                           December 31,
                                                        2001          2000
                                                     -------------------------
                                                     (unaudited)
Assets
Investments:
      Securities available-for-sale at fair value:
           Fixed maturity securities                 $11,012,726   $ 8,261,647
           Equity securities                              55,865       152,903
           Short-term investments                         14,881        20,861
      Securities held for trading purposes:
           Fixed maturity securities                   2,175,106           -
           Equity securities                              12,013           -
           Short-term investments                          4,212           -
      Loans                                              944,532       534,857
      Real estate                                          1,405         3,226
      Policy loans                                       506,318       312,662
      Other investments                                  300,676       320,650
                                                     -------------------------

                      Total investments               15,027,734     9,606,806

Cash and cash equivalents                                179,376        65,485
Accrued investment income                                174,238       114,034
Premiums, fees and other receivables                       9,920         9,652
Reinsurance receivables                                  428,847         6,529
Deferred policy acquisition costs                        642,680       437,312
Value of business acquired                               601,315       468,430
Goodwill                                                 195,484       183,491
Property and equipment                                    83,221        56,101
Other assets                                             573,588       491,296
Separate Account assets                                  328,385           -
Assets of discontinued operations                         34,528        32,386
                                                     -------------------------

                      Total assets                   $18,279,316   $11,471,522
                                                     =========================

                                AMERUS GROUP CO.
                           CONSOLIDATED BALANCE SHEETS
                                ($ in thousands)

                                                                              December 31,
                                                                         2001              2000
                                                                     ------------------------------
                                                                      (unaudited)
Liabilities and Stockholders' Equity

Policy reserves and policyowner funds:
      Future life and annuity policy benefits                        $ 15,102,001      $  9,482,625
      Policyowner funds                                                   432,941           325,251
                                                                     ------------------------------
                                                                       15,534,942         9,807,876

Accrued expenses and other liabilities                                    484,878           216,451
Dividends payable to policyowners                                         221,224           167,741
Policy and contract claims                                                 33,147            11,890
Income taxes payable                                                       11,892             8,825
Deferred income taxes                                                      20,508             2,660
Notes and contracts payable                                               315,574           215,627
Separate Account liabilities                                              328,385               -
Liabilities of discontinued operations                                     23,551            14,806
                                                                     ------------------------------

                      Total liabilities                                16,974,101        10,445,876

Company-obligated mandatorily redeemable preferred
      capital securities of subsidiary trusts holding solely
      junior subordinated debentures of the Company                        69,054           197,691

Stockholders' equity:
      Preferred Stock, no par value, 20,000,000 shares
           authorized, none issued                                            -                 -
      Common Stock, no par value, 230,000,000 shares
           authorized;  41,759,450 shares issued and
           outstanding in 2001 (net of 1,746,548 treasury
           shares) and 30,011,034 shares issued and
           outstanding in 2000                                             41,759            30,011
      Paid-in capital                                                   1,122,853           809,894
      Accumulated other comprehensive income (loss)                        10,313           (17,188)
      Unearned compensation                                                  (727)             (146)
      Unallocated ESOP shares                                                (224)             (683)
      Retained earnings                                                    62,187             6,067
                                                                     ------------------------------

                      Total stockholders' equity                        1,236,161           827,955
                                                                     ------------------------------

                      Total liabilities and stockholders' equity     $ 18,279,316      $ 11,471,522
                                                                     ==============================

                                AMERUS GROUP CO.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                December 31, 2001
                                ($ in thousands)

                                                                                   Accumulated
                                                                  Additional          Other                   Unallocated
                                                                    Paid-In       Comprehensive    Unearned       ESOP
                                                  Common Stock      Capital       Income (Loss)  Compensation    Shares
                                                  ------------    ----------      -------------  ------------ -----------
Balance at December 31, 1998                         $    -        $       -        $(11,187)        $(137)      $   -

1999:
    Net income                                            -                -             -             -             -
    Net unrealized (loss) on securities                   -                -         (56,951)          -             -
    Stock issued under various incentive
      plans, net of forfeitures                           -                -             -             (48)          -
    Retirement of company-obligated
      mandatorily redeemable preferred
      capital securities                                  -                -             -             -             -
    Adoption of leveraged ESOP                            -                -             -             -          (1,028)
    Allocation of shares in leveraged
      ESOP                                                -                -             -             -             231
    Minority interest ownership changes                   -                -             190            (2)          -
                                                     --------      -----------      --------         -----       -------

Balance at December 31, 1999                         $    -        $       -        $(67,948)        $(187)      $  (797)
                                                     ========      ===========      ========         =====       =======

2000:
    Net income                                            -                -             -             -             -
    Net unrealized gain (loss) on securities              -                -          50,937           -             -
    Stock issued under various incentive
      plans, net of forfeitures                             6              169           -             105           -
    Dividends declared on common stock                    -                -             -             -             -
    Allocation of shares in leveraged
      ESOP                                                -                600           -             -             695
    Minority interest ownership changes                   -                -            (177)          -              (2)
    Acquisition of minority interest                   12,615          285,405           -             -             -
    Demutualization of AmerUs Group                    17,390          518,535           -             (64)         (579)
    Other                                                 -              5,185           -             -             -
                                                     --------      -----------      --------         -----       -------

Balance at December 31, 2000                         $ 30,011      $   809,894      $(17,188)        $(146)      $  (683)
                                                     ========      ===========      ========         =====       =======

2001 (unaudited):
    Net income                                            -                -             -             -             -
    Change in accounting for derivatives                  -                -           2,661           -             -
    Transfer related to unrealized gain on
      available-for-sale securities reclassified
      to trading                                          -                -            (430)          -             -
    Net unrealized gain (loss) on securities              -                -          31,203           -             -
    Net unrealized gain (loss) on derivatives
      designated as cash flow hedges                      -                -          (5,933)          -             -
    Stock issued under various incentive
      plans, net of forfeitures                           338            8,921           -            (581)          -
    Dividends declared on common stock                    -                -             -             -             -
    Purchase of treasury stock                         (1,406)         (43,579)          -             -             -
    Acquisition of IL Holdings                          9,047          223,358           -             -             -
    Conversion of company-obligated
      mandatorily redeemable preferred
      capital securities                                3,769          123,779           -             -             -
    Allocation of shares in leveraged
      ESOP                                                -                480           -             -             459
                                                     --------      -----------      --------         -----       -------

Balance at December 31, 2001                         $ 41,759      $ 1,122,853      $ 10,313         $(727)      $  (224)
                                                     ========      ===========      ========         =====       =======


                                AMERUS GROUP CO.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                December 31, 2001
                                ($ in thousands)

                                                                                      Total
                                                    Unassigned     Retained      Stockholders'
                                                      Surplus      Earnings          Equity
                                                    ----------     --------      -------------
Balance at December 31, 1998                         $ 800,869      $    -        $   789,545

1999:
    Net income                                          38,436           -             38,436
    Net unrealized (loss) on securities                    -             -            (56,951)
    Stock issued under various incentive
      plans, net of forfeitures                            473           -                425
    Retirement of company-obligated
      mandatorily redeemable preferred
      capital securities                                   205           -                205
    Adoption of leveraged ESOP                             -             -             (1,028)
    Allocation of shares in leveraged
      ESOP                                                  74           -                305
    Minority interest ownership changes                    905           -              1,093
                                                     ---------      --------      -----------

Balance at December 31, 1999                         $ 840,962      $    -        $   772,030
                                                     =========      ========      ===========

2000:
    Net income                                          33,801        18,039           51,840
    Net unrealized gain (loss) on securities               -             -             50,937
    Stock issued under various incentive
      plans, net of forfeitures                            273           -                553
    Dividends declared on common stock                     -         (11,972)         (11,972)
    Allocation of shares in leveraged
      ESOP                                                 -             -              1,295
    Minority interest ownership changes                     94           -                (85)
    Acquisition of minority interest                       -             -            298,020
    Demutualization of AmerUs Group                   (875,130)          -           (339,848)
    Other                                                  -             -              5,185
                                                     ---------      --------      -----------

Balance at December 31, 2000                         $     -        $  6,067      $   827,955
                                                     =========      ========      ===========

2001 (unaudited):
    Net income                                             -          81,143           81,143
    Change in accounting for derivatives                   -          (8,236)          (5,575)
    Transfer related to unrealized gain on
      available-for-sale securities reclassified
      to trading                                           -             -               (430)
    Net unrealized gain (loss) on securities               -             -             31,203
    Net unrealized gain (loss) on derivatives
      designated as cash flow hedges                       -             -             (5,933)
    Stock issued under various incentive
      plans, net of forfeitures                            -             -              8,678
    Dividends declared on common stock                     -         (16,787)         (16,787)
    Purchase of treasury stock                             -             -            (44,985)
    Acquisition of IL Holdings                             -             -            232,405
    Conversion of company-obligated
      mandatorily redeemable preferred
      capital securities                                   -             -            127,548
    Allocation of shares in leveraged
      ESOP                                                 -             -                939
                                                     ---------      --------      -----------

Balance at December 31, 2001                         $     -        $ 62,187      $ 1,236,161
                                                     =========      ========      ===========